Summary Prospectus

April 30, 2013, as supplemented and revised September 10, 2013

Class / Ticker Symbol

A / SMAPX      C / SMFPX      I / SMLPX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.salientpartners.com/funds/. You can also get this information at no cost by calling the Fund’s transfer agent at 1-866-667-9228 or by sending an email request to Mutualfunds@salientpartners.com. The Fund’s current Prospectus dated April 30, 2013, as supplemented and revised September 10, 2013, and Statement of Additional Information dated April 30, as supplemented and revised September 10, 2013, are incorporated by reference into this summary prospectus

Investment Objective

The investment objective of the Salient MLP & Energy Infrastructure Fund II (the “Fund”) is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Salient funds contained in the Salient MF Trust. More information about these and other discounts is available on page 64 of the prospectus under “Sales charge reductions and waivers” or page 62 of the Fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)
	Class A		Class C		Class I
Maximum Front-End Sales Charge (load) on Purchases as a % of purchase price	5.50%		None		None
Maximum Deferred Sales Charge (load) as a % of purchase or sale price, whichever is less	1.00%	(1)	1.00%	(1)	None

Annual Fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	1.74%	1.74%	1.74%
Total Annual Fund Operating Expenses	2.94%	3.69%	2.69%
Less Management Fee Waiver/Reimbursement (Year 1)(3)	1.36%	1.36%	1.36%
Net Annual Expenses	1.58%	2.33%	1.33%
(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase.

(2)	“Other expenses” have been estimated and include the expenses associated with the Fund’s investment in its wholly-owned subsidiary, Salient MLP & Energy Infrastructure Fund II, Inc. (the “Domestic Subsidiary”). Other expenses will in the future also reflect estimated deferred tax liability, if any, that may be incurred by the Fund’s Domestic Subsidiary. The Domestic Subsidiary is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Domestic Subsidiary accrues deferred tax liability for its future tax liability, if any, associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Domestic Subsidiary’s accrued deferred tax liability, if any, is reflected in the Fund’s net asset value per share. The Domestic Subsidiary’s deferred tax liability, if any, depends upon the Domestic Subsidiary’s net investment income or loss, gains and losses on investments, and deductions and credits during a taxable year. This amount may vary greatly from year to year depending on the nature of the Domestic Subsidiary’s investment holdings, the performance of those investments and general market conditions. Actual deferred income tax expense, if any, is incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Domestic Subsidiary’s assets and other factors. The Fund has only recently commenced operations.

(3)

Under the Expense Limitation Agreement, Salient Capital Advisors, LLC (“Salient Capital” or “Advisor”) has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees and expenses, expenses associated with the Fund’s investment in its Domestic Subsidiary, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets, and are estimated for the Fund’s first year of operations. The Expense Limitation Agreement expires on July 31, 2014, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Advisor is permitted to recover expenses attributable to the Fund or a Class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the Expense Limitation Agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the Fund for the time periods indicated (Kept column) and then assuming a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes Fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A	Class A	Class C	Class C	Class I	Class I
Shares	Sold	Kept	Sold	Kept	Sold	Kept
1 Year	$702	$702	$336	$236	$135	$135
3 Years	$1,288	$1,288	$1,004	$1,004	$706	$706

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. From September 20, 2012 (the date the Fund commenced operations) through December 31, 2012, the Fund’s portfolio turnover was 15% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies. The Fund invests in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The Fund also may invest in debt securities of MLPs and Energy Infrastructure Companies. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships, and their affiliates. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Fund may invest up to but not more than 25% of total assets into the Domestic Subsidiary, the Fund’s wholly-owned subsidiary, which in turn may invest up to 100% of its assets into equity or debt securities of master limited partnerships. The Domestic Subsidiary is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. The Fund’s investments in the securities of master limited partnerships, at the time of investment, will not exceed 25% of total assets when aggregated with any investments of the Domestic Subsidiary.

The Advisor’s investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Advisor employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment. Changes in the laws of the United States, including tax laws and regulations, could result in the inability of the Fund and/or the Domestic Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund (see “Tax Law Change Risk” below).

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page 47 of the prospectus.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Risks of Investment Activities Generally: All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Concentration Risk: Under normal circumstances, the Fund concentrates its investments in the group of industries that comprise the energy infrastructure sector. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Debt Securities: Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Equity Securities Risk: Equity securities for MLPs and Energy Infrastructure Companies may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Fund has exposure.

High Portfolio Turnover Risk: To the extent that the Fund makes investments on a shorter-term basis the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

Industry Specific Risk: The MLPs and Energy Infrastructure Companies, including Midstream MLPs and Energy Infrastructure Companies, in which the Fund invests are subject to risks specific to the industry they serve, including the following:

–	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

–	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.

–	Slowdowns in new construction and acquisitions can limit growth potential.

–	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

–	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an Energy Infrastructure Company or MLP to make distributions.

–	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs.

–	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities.

–	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.

–	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure and MLP securities.

Interest Rate Risk: The yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

Leverage Risk: The Fund may make investments in futures contracts, forward currency contracts and other derivative instruments. The futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk: Although common units of MLPs trade on the exchanges, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Master Limited Partnership Risks: Investments in the debt and equity securities of master limited partnerships involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Small and Mid-Capitalization Securities Risk: The Fund may invest its assets in the common stocks and other equity securities of small and mid-capitalization companies with smaller market capitalizations. While the Advisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in common stocks and other equity securities of larger companies. For example, prices of such investments are often more volatile than prices of large-capitalization stocks and other equity securities. In addition, due to thin trading in some such investments, an investment in these common stocks and other equity securities may be more illiquid than that of common stocks or other equity securities of larger market capitalization issuers (See “Liquidity Risk”). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Subsidiary Risk: To the extent the Fund invests in the Domestic Subsidiary, the Fund is indirectly exposed to the risks associated with the Domestic Subsidiary’s investments. MLP investments held by the Domestic Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Master Limited Partnership Risk” above). There can be no assurance that the investment objective of the Domestic Subsidiary will be achieved. The Domestic Subsidiary is not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Domestic Subsidiary, and the Fund and the Domestic Subsidiary are both managed by the Advisor, making it unlikely that the Domestic Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Domestic Subsidiary, and the Fund’s role as sole shareholder of the Domestic Subsidiary. To the extent applicable to the investment activities of the Domestic Subsidiary, the Domestic Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States including tax laws and regulations could result in the inability of the Fund and/or the Domestic Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund (see “Tax Risk” below).

Tax Risk: The Fund’s ability to meet its objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the Fund invests. If an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

In addition, the Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect any or all of the Fund, the MLPs and other portfolio companies in which the Fund invests. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Risk of Domestic Subsidiary C Corporation. To the extent the Fund invests in the Domestic Subsidiary and the Domestic Subsidiary invests in master limited partnerships, the Fund’s and Domestic Subsidiary’s investments on an aggregate basis in master limited partnerships are limited, at the time of investment, to no more than 25% of the Fund’s total assets, or otherwise within the limitations of the federal tax requirements of Subchapter M. Although, as a RIC, dividends received by the Fund from this taxable Domestic Subsidiary and distributed to shareholders are not be subject to federal income taxes at the RIC level, the taxable Domestic Subsidiary is generally subject to federal and state income taxes on its income, including any income the Domestic Subsidiary may recognize on the sale of an interest in a master limited partnership that it holds. As a result, the net return to the Fund on such investments that are held by the Domestic Subsidiary is reduced to the extent that the Domestic Subsidiary is subject to income taxes.

In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund accounts for the deferred tax liability and/or asset balances of the Domestic Subsidiary C corporation, if any. The Domestic Subsidiary accrues a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of MLPs considered to be return of capital. Upon the Domestic Subsidiary’s sale of a portfolio security, the Domestic Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of the Domestic Subsidiary will reduce the Fund’s net asset value.

Tax Law Change Risk: Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if ultimately adopted in their current form, would require the Fund to aggregate investment holdings of the Domestic Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of, as any such regulation would be relevant to the Fund, one or more master limited partnerships. The proposed regulations would not impact Fund investments in affiliates of master limited partnerships or other Energy Infrastructure Companies structured as corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would reduce its overall investment in master limited partnerships, whether held in the Fund directly or held by the Domestic Subsidiary, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its investment objective and strategies.

The proposal has no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. The IRS has requested comments on the proposal, with the comment period ending October 31, 2013. A public hearing is scheduled for December 9, 2013. If ultimately adopted, the proposed regulations would, unless altered, apply to quarters that begin at least 90 days after the date of publication of any final regulations.

The Advisor is evaluating possible investment alternatives in the event the proposed regulations are finalized. Reduction of the Fund’s investments in master limited partnerships (whether held in the Fund directly or held in the Domestic Subsidiary), and/or use of any alternatives, could negatively affect the Fund’s investment returns.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Performance Information

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Alerian MLP Index, the benchmark index selected for the Fund. This section will also provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of the Fund’s benchmark index.

Investment Management

Investment advisor — Salient Capital Advisors, LLC (“Salient Capital” or “Advisor”). Salient Capital is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”).

Portfolio Management

Greg Reid — President and CEO of the Fund since inception

Ted Gardner, CFA — Portfolio Manager of the Fund since inception

Purchase and Sale of Fund Shares

Subject to certain exceptions, the minimum initial investment requirement for Class A and Class C shares of the Fund is $2,500 and the minimum initial investment requirement for Class I shares of the Fund is $1,000,000. There are no subsequent investment requirements for any class of shares of the Fund. You may redeem shares of the Fund on any business day by mail: Salient MF Trust, P.O. Box 182607, Columbus, Ohio 43218-2607; or by calling the Fund’s transfer agent at: 1-866-667-9228.

Taxes

The Fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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